The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-4154 (collect call) or by emailing Randall Outlaw at randall.outlaw@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities.

THE INFORMATION CONTAINED IN THIS COMMUNICATION IS SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME. YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2005 JPMorgan Chase & Co. – All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

		WA	%	WA	WA
FICO by 25	LTV	Curr Bal	Curr Bal	GWAC	FICO	DTI	LTV	% Single Family	% PUD	% Own Occ	% Full Doc	% Ltd Doc	% Stated Doc	% IO
	LTV gt 80
N/A		190,722	0.27	7.305	N/A	41.26	89.48	82.99	0.00	100.00	43.61	0.00	56.39	56.39
476 - 500		98,553	0.07	9.397	500	33.68	88.97	100.00	0.00	100.00	100.00	0.00	0.00	0.00
501 - 525		205,981	2.64	8.975	514	44.07	90.20	88.53	11.48	100.00	100.00	0.00	0.00	0.00
526 - 550		181,063	3.15	8.614	540	40.10	88.59	88.75	6.65	97.49	91.59	0.00	8.41	7.08
551 - 575		174,743	4.66	8.172	564	41.91	88.48	68.36	17.70	94.72	98.06	0.00	1.94	8.29
576 - 600		212,471	9.67	7.684	590	40.73	89.33	78.46	11.19	97.81	77.11	0.00	22.89	31.29
601 - 625		200,582	17.54	7.801	613	41.05	91.35	76.12	12.07	93.21	67.63	1.05	31.32	30.59
626 - 650		240,995	19.96	7.296	638	41.34	91.03	70.05	10.87	91.45	55.46	0.00	44.54	36.15
651 - 675		283,300	16.82	7.072	662	43.91	90.40	72.85	10.42	82.72	38.13	0.89	59.17	35.53
676 - 700		251,353	8.76	6.999	687	42.34	91.50	68.23	9.92	82.26	40.41	0.00	59.18	33.97
701 - 725		304,930	7.26	6.568	713	42.14	91.47	69.79	10.35	83.12	33.24	0.00	64.89	44.93
726 - 750		301,379	4.50	6.763	739	40.79	91.10	48.73	14.59	86.23	31.83	0.00	55.54	34.83
751 - 775		302,514	2.47	6.896	763	40.04	90.84	67.07	5.72	81.44	44.23	0.00	47.15	29.23
776 - 800		369,985	2.24	6.304	785	42.81	88.17	69.62	20.39	88.21	45.06	0.00	47.89	44.38

FICO by 25	LTV	WA	%	WA	WA
	LTV between 60 and 80	Curr Bal	Curr Bal	GWAC	FICO	DTI	LTV	% Single Family	% PUD	% Own Occ	% Full Doc	% Ltd Doc	% Stated Doc	% IO
N/A		116,760	0.37	8.961	N/A	40.68	72.14	89.48	10.52	100.00	66.84	0.00	33.16	0.00
476 - 500		229,528	0.24	8.196	500	37.44	74.08	59.85	40.15	100.00	67.44	0.00	32.56	0.00
501 - 525		186,379	6.44	8.825	514	41.08	74.30	77.83	9.12	97.36	48.99	1.97	49.04	0.00
526 - 550		190,391	7.94	8.245	537	42.00	73.74	80.66	10.08	97.90	54.54	0.57	44.89	1.59
551 - 575		225,675	7.95	7.439	565	42.67	73.43	78.74	11.91	97.67	55.14	0.48	44.38	2.74
576 - 600		197,379	11.63	7.319	589	41.35	76.47	72.85	15.75	98.14	59.58	1.14	39.28	29.45
601 - 625		224,279	15.33	6.877	613	42.63	75.07	72.01	10.38	94.40	58.28	1.43	40.30	28.73
626 - 650		244,445	13.41	6.651	638	40.54	75.76	70.88	16.26	96.54	46.88	2.34	50.50	35.64
651 - 675		252,284	13.67	6.432	663	41.35	76.90	74.93	9.59	95.14	41.63	1.17	56.05	45.95
676 - 700		280,851	10.44	6.230	687	42.09	76.90	75.07	8.34	92.75	34.28	0.11	65.05	45.72
701 - 725		283,834	5.72	6.066	711	41.28	76.32	71.38	6.20	87.39	33.28	0.00	62.78	38.61
726 - 750		267,996	3.43	6.169	736	41.75	77.02	58.99	8.33	76.74	32.63	0.00	64.38	45.14
751 - 775		291,051	2.40	6.115	762	41.75	77.84	76.97	0.00	90.07	32.42	0.63	63.96	46.42
776 - 800		298,844	0.89	5.915	787	43.00	72.19	20.16	27.72	84.80	62.39	0.00	35.38	30.27
801 - 825		432,318	0.15	5.786	814	40.48	66.30	71.13	0.00	100.00	0.00	0.00	71.13	71.13

		WA	%	WA	WA
LTV	DTI	Curr Bal	Curr Bal	GWAC	FICO	DTI	LTV	% Single Family	% PUD	% Own Occ	% Full Doc	% Ltd Doc	% Stated Doc	% IO
by 5 bucket	> 50
5.001 - 10.000		19,962	0.03	10.502	536	51.44	8.50	100.00	0.00	100.00	100.00	0.00	0.00	0.00
10.001 - 15.000		51,226	0.17	11.100	583	53.60	12.91	100.00	0.00	100.00	100.00	0.00	0.00	0.00
15.001 - 20.000		40,080	4.86	10.588	624	52.84	19.92	78.20	11.99	100.00	92.01	0.00	7.99	0.00
20.001 - 25.000		63,226	0.08	11.120	578	50.76	24.32	0.00	68.08	100.00	31.92	0.00	68.08	0.00
25.001 - 30.000		99,814	0.13	8.486	543	52.56	27.94	0.00	40.01	100.00	59.99	0.00	40.01	0.00
30.001 - 35.000		58,374	0.08	7.720	620	52.44	33.47	55.55	0.00	100.00	44.45	55.55	0.00	0.00
35.001 - 40.000		236,289	0.31	8.025	545	56.83	37.02	0.00	48.20	100.00	48.20	0.00	51.80	0.00
40.001 - 45.000		223,541	0.44	6.750	642	53.83	41.95	79.16	0.00	100.00	20.84	0.00	79.16	0.00
45.001 - 50.000		191,398	1.01	6.617	614	54.24	47.92	73.15	0.00	77.54	69.70	0.00	30.30	0.00
50.001 - 55.000		193,034	1.02	7.258	663	53.09	52.83	63.88	0.00	76.35	75.37	0.00	24.63	0.00
55.001 - 60.000		265,615	4.40	6.836	595	53.34	58.14	73.74	26.26	98.20	45.56	18.04	36.41	4.64
60.001 - 65.000		277,839	6.26	6.860	606	53.56	63.66	58.13	22.08	92.36	73.11	2.54	24.35	17.56
65.001 - 70.000		280,972	7.44	6.543	609	53.30	68.42	69.26	12.31	96.45	75.17	0.00	19.95	13.82
70.001 - 75.000		274,442	8.00	6.928	605	52.53	73.34	67.08	16.48	95.75	72.11	0.00	26.09	16.00
75.001 - 80.000		237,930	35.60	6.822	632	52.65	79.64	69.46	10.03	97.54	80.53	0.64	18.09	35.22
80.001 - 85.000		252,275	8.52	7.090	622	52.74	84.32	68.03	6.03	95.22	78.00	0.00	22.00	9.91
85.001 - 90.000		267,507	8.15	7.328	655	53.02	89.84	63.43	17.13	60.40	61.97	0.00	38.03	20.37
90.001 - 95.000		262,952	8.53	7.570	630	52.83	94.90	79.88	12.56	81.41	90.85	0.00	9.15	34.03
95.001 - 100.000		220,929	4.97	8.000	651	53.69	99.80	78.32	12.36	96.53	91.36	0.00	8.64	34.73

		WA	%	WA	WA
DTI	FICO	Curr Bal	Curr Bal	GWAC	FICO	DTI	LTV	% Single Family	% PUD	% Own Occ	% Full Doc	% Ltd Doc	% Stated Doc	% IO
by 5 bucket	greater than 600

<= 30.000		180,746	11.71	6.945	666	24.56	74.88	76.32	7.64	87.05	44.76	2.17	43.51	23.95
30.001 - 35.000		186,020	9.93	6.859	659	32.67	75.99	74.96	8.56	88.36	51.02	1.03	47.94	32.65
35.001 - 40.000		202,088	15.58	6.912	661	37.59	77.51	67.76	12.28	92.29	41.18	0.56	58.26	36.18
40.001 - 45.000		212,529	24.32	6.839	665	42.59	77.26	72.40	11.86	94.94	34.32	0.64	65.04	42.62
45.001 - 50.000		217,715	23.41	6.829	663	47.38	78.13	70.83	10.34	91.85	43.54	0.25	56.21	34.82
50.001 - 55.000		212,636	12.79	6.879	659	52.37	78.02	69.92	10.63	90.20	76.33	0.08	22.23	28.30
55.001 - 60.000		225,367	2.26	6.692	659	56.29	76.84	59.68	14.01	83.40	79.59	7.93	12.48	37.39

DTI	FICO
by 5 bucket	less than 600
<= 30.000		132,216	11.15	8.265	560	24.36	72.98	79.35	12.11	96.68	71.68	1.85	26.48	8.58
30.001 - 35.000		154,434	11.19	8.079	559	32.40	72.45	78.20	10.54	96.80	61.88	0.59	37.53	10.66
35.001 - 40.000		160,935	15.31	7.918	559	37.63	70.63	80.23	9.59	97.89	61.77	0.56	37.67	11.80
40.001 - 45.000		177,760	22.21	8.042	557	42.70	72.29	77.97	10.86	97.76	49.72	0.47	49.81	11.00
45.001 - 50.000		183,826	23.34	7.971	559	47.54	74.30	77.54	11.85	97.97	58.79	0.53	40.68	10.71
50.001 - 55.000		172,630	13.97	7.899	560	52.18	72.48	75.51	14.98	98.14	74.35	1.41	24.24	11.59
55.001 - 60.000		168,411	2.85	7.862	555	56.38	68.66	53.27	21.01	96.43	93.54	0.00	6.46	5.18

LIMITED &	WA	%	WA	WA
STATED	Curr Bal	Curr Bal	GWAC	FICO	DTI	LTV	% Single Family	% PUD	% Own Occ	% Full Doc	% Ltd Doc	% Stated Doc	% IO	% CA	% NY	% FL
FICO by 25
N/A	144,098	0.31	8.203	0	42.14	67.72	90.99	5.54	100.00	0.00	3.77	96.23	29.86	42.32	0.00	5.54
500.001 - 525.000	221,693	4.63	8.802	513	41.37	71.26	67.29	12.25	97.70	0.00	3.40	96.60	0.00	19.58	17.24	12.80
525.001 - 550.000	203,420	5.31	8.403	537	40.88	70.85	87.79	3.65	96.91	0.00	1.66	98.34	1.11	35.10	7.05	10.75
550.001 - 575.000	225,014	5.48	7.626	564	42.24	68.67	80.84	10.91	96.79	0.00	0.87	99.13	0.00	36.70	9.71	14.07
575.001 - 600.000	259,127	8.57	7.309	589	40.73	71.85	71.31	14.50	97.92	0.00	2.31	97.69	31.29	32.95	10.42	17.80
600.001 - 625.000	262,572	12.91	7.119	612	41.41	73.76	70.71	15.31	93.59	0.00	2.98	97.03	29.31	32.79	13.62	13.14
625.001 - 650.000	268,525	15.65	6.903	638	39.28	76.17	68.54	16.02	93.39	0.00	3.12	96.88	41.55	38.18	11.24	9.03
650.001 - 675.000	258,346	17.14	6.814	662	41.99	79.09	71.72	9.55	88.18	0.00	1.89	98.11	40.64	37.72	10.12	11.34
675.001 - 700.000	290,107	13.13	6.554	686	40.79	77.85	77.03	7.27	88.38	0.00	0.11	99.89	43.32	43.20	9.99	12.11
700.001 - 725.000	281,491	7.96	6.436	712	40.45	79.34	67.53	8.62	83.10	0.00	0.00	100.00	37.41	45.45	11.16	8.82
725.001 - 750.000	306,004	4.46	6.432	735	41.50	81.05	49.36	12.45	75.55	0.00	0.00	100.00	41.19	49.59	11.63	6.07
750.001 - 775.000	300,957	2.95	6.335	761	38.46	80.09	71.50	0.00	86.04	0.00	0.64	99.36	43.35	51.16	16.01	2.40
775.001 - 800.000	301,669	1.31	6.170	787	42.56	73.25	50.67	20.58	91.95	0.00	0.00	100.00	26.38	66.42	6.95	0.00
800.000+	439,402	0.19	5.148	811	35.89	59.44	69.98	0.00	69.98	0.00	0.00	100.00	69.98	100.00	0.00	0.00

	WA	%	WA	WA
IO	Curr Bal	Curr Bal	GWAC	FICO	DTI	LTV	% Single Family	% PUD	% Own Occ	% Full Doc	% Ltd Doc	% Stated Doc	% IO	% CA	% NY	% FL
FICO by 25
N/A	430,200	0.16	6.200	0	43.66	90.00	100.00	0.00	100.00	0.00	0.00	100.00	100.00	100.00	0.00	0.00
525.001 - 550.000	269,837	0.51	6.680	546	41.48	79.08	71.08	28.92	100.00	79.99	0.00	20.01	100.00	38.32	0.00	0.00
550.001 - 575.000	233,154	0.88	7.328	569	39.44	83.71	88.20	11.80	100.00	100.00	0.00	0.00	100.00	0.00	9.04	7.30
575.001 - 600.000	293,989	11.21	6.889	590	41.74	79.02	75.01	17.05	98.77	54.79	1.15	44.06	100.00	48.54	4.23	12.96
600.001 - 625.000	305,431	16.25	6.734	613	41.75	79.80	77.06	12.22	100.00	60.41	1.20	38.39	100.00	46.41	9.41	10.18
625.001 - 650.000	363,128	18.78	6.534	639	40.96	80.81	71.03	19.40	100.00	40.33	3.31	56.36	100.00	63.03	1.57	5.70
650.001 - 675.000	347,096	20.04	6.441	662	42.33	81.09	81.09	10.41	98.08	35.22	0.57	64.21	100.00	55.10	2.35	8.17
675.001 - 700.000	364,868	13.77	6.203	688	43.75	80.80	82.18	12.30	99.35	36.36	0.00	63.64	100.00	62.08	2.76	5.65
700.001 - 725.000	369,670	8.37	6.001	714	41.86	83.21	75.96	7.57	98.38	34.02	0.00	64.17	100.00	62.19	12.30	7.42
725.001 - 750.000	367,783	5.00	5.940	737	42.28	82.12	68.04	10.31	100.00	26.15	0.00	67.19	100.00	69.72	7.10	8.39
750.001 - 775.000	381,045	3.16	6.173	762	40.39	82.10	87.10	4.75	100.00	41.83	0.00	58.17	100.00	53.78	12.91	4.75
775.001 - 800.000	480,996	1.63	5.749	786	40.17	84.87	34.85	29.63	100.00	63.24	0.00	36.76	100.00	100.00	0.00	0.00
800.001 >=	615,000	0.23	5.050	816	40.48	61.50	100.00	0.00	100.00	0.00	0.00	100.00	100.00	100.00	0.00	0.00